UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2022
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HOME BANCSHARES, INC.
(Exact name of Registrant as Specified in Its Charter)
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Arkansas	001-41093	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
719 Harkrider, Suite 100
Conway, Arkansas 72032
(Address of Principal Executive Offices) (Zip Code)
(501) 339-2929
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOMB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of J. Pat Hickman as a Director
On April 21, 2022, the Board of Directors (the “Board”) of Home BancShares, Inc. (the “Company”) approved an increase in the number of directors on the Board pursuant to the Company’s Restated Articles of Incorporation, as amended, to 16 directors effective April 21, 2022. The Board elected J. Pat Hickman to fill the resulting vacancy on the Board. Mr. Hickman’s appointment was in accordance with the terms of the Agreement and Plan of Merger by and among the Company, Centennial Bank, HOMB Acquisition Sub III, Inc., Happy Bancshares, Inc. (“Happy”) and Happy State Bank, dated September 15, 2021, as amended on October 18, 2021 and further amended on November 8, 2021, which provides that Mr. Hickman shall be appointed to the Board following the closing of the merger of Happy with and into the Company. As previously announced, the Company completed its acquisition of Happy effective April 1, 2022. Mr. Hickman’s term on the Board commenced on April 21, 2022, and will continue until the Company’s next annual meeting or until his successor is duly elected and qualified. Mr. Hickman has not been appointed to any Board committees at this time.
Prior to the Company’s acquisition of Happy, Mr. Hickman was the founding President and Chairman of the Board of Happy. He served in the capacity of Chairman and CEO of Happy State Bank for 30 years. Born and reared in Canyon, Texas, Mr. Hickman has 45 years of banking experience. He currently serves on the Amarillo Community Prayer Breakfast and the Texas Tech Foundation boards. He was recently appointed by Texas Governor Greg Abbott to a three-year term on the Texas Economic Development Corporation. He also serves on the Executive Committee of the Texas Tech Excellence in Banking program. He has previously served on the boards of several civic and volunteer organizations including the Canyon ISD School Board for nine years and Co-Chairman for the Amarillo-Canyon United Way Campaign. Mr. Hickman also served on the Board of Directors of the Independent Bankers Association of Texas (as Chairman in 2003-2004) and on the Texas Banking Commissioner’s Council.
Shareholder Approval of 2022 Equity Incentive Plan
At the Company’s 2022 Annual Meeting of Shareholders held on April 21, 2022, the Company’s shareholders approved the Home BancShares, Inc. 2022 Equity Incentive Plan (the “Plan”). The Plan permits awards to employees, officers, directors, consultants and other key persons in the form of stock options (incentive and non-qualified), stock appreciation rights, and restricted stock, unrestricted stock, and performance shares and units. A description of the material terms of the Plan is contained under the heading “Proposal 3 – Approval of 2022 Equity Incentive Plan” in the Company’s definitive proxy statement (the “Proxy Statement”) for the 2022 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 4, 2022, as revised on March 7, 2022. A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 21, 2022, the Board of the Company approved and adopted an amendment (the “Amendment”) to the Amended and Restated Bylaws of the Company (the “Bylaws”), effective immediately, to increase the maximum size of the Board permitted under the Bylaws from not more than 15 directors to not more than 17 directors. The Amendment conforms the Board size provision in Article III, Section 2 of the Bylaws to the corresponding provision in Article SIXTH of the Company’s Restated Articles of Incorporation, as amended.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company’s 2022 Annual Meeting of Shareholders was held on April 21, 2022. The following items of business were presented to the shareholders:
(1) The fifteen directors were elected as proposed in the Proxy Statement, under the caption “Election of Directors” with votes cast as follows:

	Total Vote For Each Director	Total Vote Withheld For Each Director	Total Broker Non-Vote For Each Director
John W. Allison	118,082,850	2,130,079	20,710,017
Brian S. Davis	114,477,017	5,735,912	20,710,017
Milburn Adams	118,786,035	1,426,894	20,710,017
Robert H. Adcock, Jr.	118,760,423	1,452,506	20,710,017
Richard H. Ashley	118,324,029	1,888,900	20,710,017
Mike D. Beebe	118,384,087	1,828,842	20,710,017
Jack E. Engelkes	117,937,068	2,275,861	20,710,017
Tracy M. French	117,133,168	3,079,761	20,710,017
Karen E. Garrett	119,498,327	714,602	20,710,017
James G. Hinkle	117,429,739	2,783,190	20,710,017
Alex R. Lieblong	117,493,326	2,719,603	20,710,017
Thomas J. Longe	118,050,595	2,162,334	20,710,017
Jim Rankin, Jr.	112,912,691	7,300,238	20,710,017
Larry W. Ross	119,496,043	716,886	20,710,017
Donna J. Townsell	117,108,134	3,104,795	20,710,017
(2) The Company’s executive compensation was approved as proposed in the Proxy Statement under the caption “Advisory (Non-binding) Vote Approving Executive Compensation” with votes cast as follows: 116,346,602 votes for, 3,159,998 votes against, 706,328 votes abstaining and 20,710,017 broker non-votes.
(3) The Company’s 2022 Equity Incentive Plan was approved as proposed in the Proxy Statement under the caption “Approval of 2022 Equity Incentive Plan” with votes cast as follows: 113,287,498 votes for, 6,240,113 votes against, 685,318 votes abstaining and 20,710,017 broker non-votes.
(4) The Audit Committee’s selection and appointment of the accounting firm of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was ratified with votes cast as follows: 139,866,053 votes for, 865,690 votes against, 191,203 votes abstaining and zero broker non-votes.
Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast on a proposal. Therefore, abstentions and broker non-votes did not have the effect of a vote for or against the proposal and were not counted in determining the number of votes required for approval.
No additional business or other matters came before the meeting or any adjournment thereof.
Item 7.01 Regulation FD Disclosure.
On April 22, 2022, the Company issued a press release announcing the appointment of J. Pat Hickman to the Company’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

3.1	Amendment to the Amended and Restated Bylaws of Home BancShares, Inc.
10.1
Home BancShares, Inc. 2022 Equity Incentive Plan (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A filed on March 4, 2022, as revised on March 7, 2022)

10.2
Form of Restricted Stock Agreement under the Home BancShares, Inc. 2022 Equity Incentive Plan (incorporated by reference to Exhibit 99.2 of the Company’s registration statement on Form S-8 (File No. 333-264409))

10.3
Form of Stock Option Agreement under the Home BancShares, Inc. 2022 Equity Incentive Plan (incorporated by reference to Exhibit 99.3 of the Company’s registration statement on Form S-8 (File No. 333-264409))

99.1	Press Release: Home BancShares Names J. Pat Hickman to Board Seat
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date:	April 22, 2022	By:	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer